Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is dated as of [_______], 2026 (the “Effective Date”), by and between Interactive Strength Inc., a Delaware corporation (the “Company”) and [_______________________], a [_______________] (the “Holder” and together with the Company, the “Parties”).

WHEREAS, the Holder holds [________] shares of the Company’s [Series A Convertible Preferred Stock / Series C Convertible Preferred Stock / Series D1 Convertible Preferred Stock / Series D2 Convertible Preferred Stock / Series D3 Convertible Preferred Stock / Series E Convertible Preferred Stock], par value $0.0001 per share (the “Preferred Shares”), having an aggregate original purchase price of $[________];

WHEREAS, the Company has authorized the issuance of its common stock, par value $0.0001 per share (the “Common Stock”);

WHEREAS, the “Nasdaq Minimum Price” means the lower of (i) the closing price of the Common Stock on the trading day immediately preceding the date of this Agreement, or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the date of this Agreement, in each case as reported on the Nasdaq Capital Market;

WHEREAS, the Company and the Holder have agreed to exchange the Preferred Shares (collectively, the “Exchange Securities”) for shares of Common Stock at a conversion price of $[_______] per share, which is at or above the Nasdaq Minimum Price (the “Conversion Price”); and

WHEREAS, the number of shares of Common Stock issuable in connection with this exchange (the “Exchange Shares”) shall equal (i) the aggregate original purchase price of the Preferred Shares, divided by (ii) the Conversion Price.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.
Exchange. Effective as of the Effective Date, in exchange for the Exchange Shares, the Company and the Holder shall (i) cancel and extinguish all of the Preferred Shares held by the Holder, and (ii) deem any accrued but unpaid dividends owing thereon to have been satisfied. In connection with the foregoing, the Company shall direct the Company’s transfer agent to issue to the Holder the Exchange Shares, and the Holder shall deliver to the Company the original certificate(s), if any, representing the Preferred Shares (or a lost certificate affidavit reasonably acceptable to the Company).
2.
Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder that:
(a)
the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)
all corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations hereunder, have been taken on or prior to the date hereof. This Agreement has been validly authorized, executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against them in accordance with their terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies; and
(c)
the Exchange Shares issued in accordance herewith have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable.
3.
Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company that:
(a)
the Holder is a [corporation/limited liability company/limited partnership] duly organized, validly existing and in good standing under the laws of the State of [_______________] [or, if the Holder is an individual, the Holder has the legal capacity to enter into this Agreement];
(b)
all actions on the part of the Holder necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations hereunder, have been taken on or prior to the date hereof; this Agreement is validly authorized, executed and delivered by the Holder and constitutes the legal, valid and binding obligations of the Holder, enforceable against the Holder in accordance with its terms, except as such enforcement may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies;
(c)
the Holder is acquiring the Exchange Shares for its own account only and not with a view towards, or for sale in connection with, the public sale or distribution thereof;
(d)
the Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act;
(e)
the Holder understands that until such time as the Exchange Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or may be sold pursuant to Rule 144 or Regulation S or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Exchange Shares may bear a restrictive legend;
(f)
the Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and issuance of the Exchange Shares; the Holder has had the opportunity to review the Company’s filings with the Securities and Exchange Commission; the Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company; neither such inquiries nor any other due diligence investigations conducted by the Holder or its advisors, if any, or its representatives shall modify, amend or affect the Holder’s right to rely on the Company’s representations and warranties contained herein; the Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Exchange Shares; the Holder is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Exchange Shares and the transactions contemplated by this Agreement;
(g)
the Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Shares or the fairness or suitability of the investment nor have such authorities passed upon or endorsed the merits of the offering of the Exchange Shares; and
(h)
the Holder understands and acknowledges that, upon its execution of this Agreement, any and all obligations of the Company to the Holder in respect of the Exchange Securities, including any accrued but unpaid dividends, will be automatically extinguished without further action on the part of the Company or the Holder, and the Holder releases the Company from any and all such obligations; without limiting the generality of the preceding sentence, the Holder hereby surrenders and waives all rights that it has in respect of the Exchange Securities.

4.
Miscellaneous.

(a)
Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

(b)
Entire Agreement. This Agreement contains the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior agreements or understandings between the Parties with respect thereto.

(c)
Successors. This Agreement will inure to the benefit of any successor in interest to a party or any person that after the date hereof may acquire any subsidiary or division of a party.

(d)
Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which will constitute the same agreement.

[Signature Page(s) Follow this Page]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date and year set forth above.

INTERACTIVE STRENGTH INC.

By: _________________________________

Name:

Title:

[HOLDER NAME]

By: _________________________________

Name:

Title: